SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2007

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Director.

On October 16, 2007, Motive, Inc. (the “Company”) received a letter, dated October 9, 2007, wherein Mr. Harvey P. White resigned as a member of the Company’s board of directors, effective immediately. Mr. White has not advised the Company of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: October 17, 2007	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer